SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Investment Managers Series Trust

(Name of Registrant as Specified in Its Charter)

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Vaughan Nelson Emerging Markets Opportunities Fund

(formerly, Advisory Research Emerging Markets Opportunities Fund)

Vaughan Nelson International Small Cap Fund

(formerly, Advisory Research International Small Cap Value Fund)

October [17], 2019

Dear Shareholder:

The shareholders of the Vaughan Nelson Emerging Markets Opportunities Fund (the “Emerging Markets Opportunities Fund”) and Vaughan Nelson International Small Cap Fund (the “International Small Cap Fund” and together with the Emerging Markets Opportunities Fund, the “Funds”), each a series of Investment Managers Series Trust (the “Trust”), are being asked to approve the appointment by the Trust’s Board of Trustees (the “Board”) of Vaughan Nelson Investment Management, L.P. (“Vaughan Nelson” or the “New Adviser”), as the investment adviser to the Funds.

Advisory Research, Inc. (“ARI”) served as investment adviser to each Fund from the Fund’s inception through September 30, 2019. Effective October 1, 2019, Kevin A. Ross and Marco Priani, the portfolio managers for each Fund, became employees of Vaughan Nelson. In anticipation of this move and on the recommendation of ARI, the Board, at a meeting held on September 19, 2019, considered and approved the following, effective October 1, 2019: (i) the termination of the advisory agreement between ARI and the Trust, on behalf of the Funds, and (ii) a new investment advisory agreement between the Trust and Vaughan Nelson (the “New Agreement”), pursuant to which Vaughan Nelson would become investment adviser for each Fund, effective upon shareholder approval.

To provide for continuity in the operations of each Fund, the Board of Trustees has determined that it is appropriate to seek shareholder approval of the New Agreement at a special meeting of shareholders of the Funds. Under the New Agreement, Vaughan Nelson will provide investment advisory services to each Fund, subject to the oversight of the Board, under terms that are similar in all material respects to the prior investment advisory agreement. The investment objective and investment strategies for each Fund will remain the same. In addition, the members of the portfolio management team that have managed each Fund since its inception will continue to be members of the portfolio management team.

To avoid disruption of the Funds’ investment management programs, the Board also approved an interim advisory agreement between the Trust, on behalf of each Fund, and Vaughan Nelson (the “Interim Agreement”), effective October 1, 2019, under which Vaughan Nelson may provide investment advisory services for each Fund for up to 150 days, pending shareholder approval of the New Agreement. The terms of the Interim Agreement are the same as the prior advisory agreement with ARI, except for differences reflecting certain requirements of the Investment Company Act of 1940, as amended. During the term of the Interim Agreement, all investment advisory fees earned by Vaughn Nelson will be held in escrow at the Funds’ custodian pending approval of the New Agreement.

The proposals are discussed in detail in the enclosed Proxy Statement. Approval of the New Agreement will neither alter the number of shares you own in a Fund nor cause a change to the advisory fees charged to a Fund.

The Board of Trustees has concluded that appointing Vaughan Nelson as the investment adviser to each Fund is in the best interests of the Fund and its shareholders. The Board of Trustees recommends that you vote FOR the approval of the New Agreement after carefully reviewing the enclosed materials.

Your vote is important. Upon completing your review, please take a moment to sign and return your proxy card in the enclosed postage paid return envelope. If we do not hear from you after a reasonable amount of time, you may receive a telephone call from us reminding you to vote your shares. On behalf of the Board of Trustees, we thank you for your continued investment in the Funds.

Sincerely,

Maureen Quill

President

Vaughan nelson Emerging Markets Opportunities Fund

vaughan nelson International Small Cap Fund

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held on December 6, 2019

A Special Meeting of Shareholders of the Vaughan Nelson Emerging Markets Opportunities Fund (the “Emerging Markets Opportunities Fund”) and the Vaughan Nelson International Small Cap Fund (the “International Small Cap Fund” and together with the Emerging Markets Opportunities Fund, the “Funds”), each a series of Investment Managers Series Trust (the “Trust”), will be held on December 6, 2019, at 11:00 a.m., local time, at the office of Mutual Fund Administration, LLC, 2220 E. Route 66, Suite 226, Glendora, California 91740. At the meeting, we will ask the shareholders of each Fund to vote on:

1.	Approval of a new investment advisory agreement between Investment Managers Series Trust, on behalf of the Emerging Markets Opportunities Fund, and Vaughan Nelson Investment Management, L.P.;

2.	Approval of a new investment advisory agreement between Investment Managers Series Trust, on behalf of the International Small Cap Fund, and Vaughan Nelson Investment Management, L.P.; and

3	Any other matters that properly come before the meeting.

The Board of Trustees of the Trust has unanimously approved each proposal. ACCORDINGLY, THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL WITH RESPECT TO YOUR FUNDA.

Please read the accompanying Proxy Statement for a more complete discussion of the proposals.

Shareholders of record of the Emerging Markets Opportunities Fund and International Small Cap Fund as of the close of business on October 8, 2019, are entitled to notice of, and to vote at, the Funds’ Special Meeting or any adjournment thereof. You are invited to attend the Special Meeting. If you cannot do so, please complete and return in the enclosed postage paid return envelope the accompanying proxy, which is being solicited by the Board of Trustees of the Trust, as promptly as possible. This is important for the purpose of ensuring a quorum at the Special Meeting. You may revoke your proxy at any time before it is exercised by signing and submitting a revised proxy, by giving written notice of revocation to the Trust at any time before the proxy is exercised, or by voting in person at the Special Meeting.

By order of the Board of Trustees,

Maureen Quill

President

[October 17, 2019]

YOUR VOTE IS IMPORTANT

PLEASE SIGN, DATE AND RETURN YOUR PROXY PROMPTLY.

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSAL

While we strongly encourage you to read the full text of the enclosed Proxy Statement, we are also providing you with a brief overview of the subject of the shareholder vote.

QUESTIONS AND ANSWERS

Q. What is happening?

A. Shareholders of the Emerging Markets Opportunities Fund and International Small Cap Fund are being asked to approve the appointment by the Board of Trustees of the Trust (the “Board” or “Board of Trustees”) of Vaughan Nelson Investment Management, L.P. (“Vaughan Nelson” or the “New Adviser”) as the investment adviser to the Funds.

Advisory Research, Inc. (“ARI”) served as investment adviser to each Fund from the Fund’s inception through September 30, 2019. Effective October 1, 2019, Kevin A. Ross and Marco Priani, the portfolio managers for each Fund, became employees of Vaughan Nelson. In anticipation of this move and on the recommendation of ARI, the Board, at a meeting held on September 19, 2019, considered and approved the following, effective October 1, 2019: (i) the termination of the advisory agreement between ARI and the Trust, on behalf of the Funds, and (ii) a new investment advisory agreement between the Trust and Vaughan Nelson (the “New Agreement”), pursuant to which Vaughan Nelson would become investment adviser for each Fund, effective upon shareholder approval.

To provide for continuity in the operation of each Fund, the Board of Trustees has determined that it is appropriate to seek shareholder approval of the New Agreement with respect to each Fund at a special meeting of shareholders of the Funds (the “Meeting”). Under the New Agreement, Vaughan Nelson will provide investment advisory services to each Fund, subject to the oversight of the Board, under terms that are similar in all material respects to the prior investment advisory agreement. The investment objective and investment strategies for each Fund will remain the same. In addition, the members of the portfolio management team that have managed each Fund since its inception will continue to be members of the portfolio management team.

To avoid disruption of the Funds’ investment management programs, the Board also approved an interim advisory agreement between the Trust, on behalf of each Fund, and Vaughan Nelson (the “Interim Agreement”), effective October 1, 2019, under which Vaughan Nelson may provide investment advisory services for each Fund for up to 150 days pending shareholder approval of the New Agreement. The terms of the Interim Agreement are the same as the prior advisory agreement with ARI, except for differences reflecting certain requirements of the Investment Company Act of 1940, as amended. During the term of the Interim Agreement, all investment advisory fees earned by Vaughn Nelson will be held in escrow at the Funds’ custodian pending approval of the New Agreement.

Q. What proposal am I being asked to vote on?

A. At the Meeting, you will be asked to vote on the following proposal with respect to your Fund, and to transact any other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof: To approve a new investment advisory agreement between Investment Managers Series Trust (the “Trust”), on behalf of the respective Fund, and Vaughan Nelson Investment Management, L.P.

Q. Why are you sending me this information?

A. You are receiving these proxy materials because you own shares in a Fund and have the right to vote on this very important proposal concerning your investment.

Q. How will the approval of the New Agreement affect me as a Fund Shareholder?

A. Neither Fund’s investment objective and investment strategy will change as a result of the approval of the New Agreement, and you will still own the same shares of the Fund. The terms of the New Agreement are similar in all material respects to the previous investment advisory agreement with ARI. The advisory fee rates will remain the same as under the previous investment advisory agreement and the same expense limitation arrangement will be maintained. If approved by the shareholders, the New Agreement will have an initial two-year term and will be subject to annual renewal thereafter. In addition, the members of the portfolio management team that have managed each Fund since its inception will continue to be members of the portfolio management team.

Q. Will there be any changes in the service providers to the Funds?

A. Yes. The Board also approved a new distribution agreement with Natixis Distribution, L.P. (“Natixis”) effective October 28, 2019. Vaughan Nelson is affiliated with Natixis. Shareholders of the Funds are not being asked to approve the change in distributor. The Funds’ other service providers, including the co-administrators, transfer agent and custodian, will remain the same.

Q. How does the Board of Trustees recommend that I vote?

A. The Board of Trustees recommends that you vote FOR the proposal with respect to your Fund.

Q. Who is entitled to vote?

A. If you owned shares of the Emerging Markets Opportunity Fund or International Small Cap Fund as of the close of business on October 8, 2019 (the “Record Date”), you are entitled to vote.

Q. When and where will the Meeting be held?

A. The Meeting will be held at the offices of Mutual Fund Administration, LLC, 2220 E. Route 66, Suite 226, Glendora, California 91740 on December 6, 2019, at 11:00 a.m. local time.

Q. How do I vote my shares?

A. For your convenience, there are several ways you can vote:

•	By Mail: Vote, sign and return the enclosed proxy card(s) in the enclosed self-addressed, postage-paid envelope;

•	By Telephone: Call the number printed on the enclosed proxy card(s);

•	By Internet: Access the website address printed on the enclosed proxy card(s); or

•	In Person: Attend the Meeting as described in the Proxy Statement.

Q. What vote is required to approve the proposal?

A. Approval of the New Agreement requires the affirmative vote of a “majority of the outstanding voting securities” of each Fund, which, under the Investment Company Act of 1940, as amended, means an affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares of the Fund.

Q. What happens if shareholders of a Fund do not approve the New Agreement?

A. If shareholders of a Fund do not approve the New Agreement the Board will consider what alternatives would be available at that point, including the liquidation of such Fund. You should note that the approval of the New Agreement by shareholders of a Fund is not dependent upon the approval of the New Agreement by shareholders of the other Fund. For example, if the shareholders of the Emerging Markets Opportunities Fund approve the New Agreement but the shareholders of the International Small Cap Fund do not, the New Agreement will go in effect for a two-year period with respect to the Emerging Markets Opportunities Fund and the Board will consider alternatives for the International Small Cap Fund.

Q. What happens if I sign and return my proxy card but do not mark my vote?

A. Your proxy will be voted in favor of the proposal.

Q. May I revoke my proxy?

A. You may revoke your proxy at any time before it is exercised by giving notice of your revocation to the Fund in writing, or by the execution and delivery of a later-dated proxy. You may also revoke your proxy by attending the Meeting, requesting the return of your proxy and voting in person.

Q. Who will bear the costs related to this proxy solicitation?

A. Vaughan Nelson has agreed to bear all such costs.

Q. How can I obtain a copy of the Funds’ annual or semi-annual report?

A. If you would like to receive a copy of the Funds’ latest annual or semi-annual report(s), please call 1-888-665-1414 or write to Vaughan Nelson Funds, P.O. Box 2175, Milwaukee, Wisconsin 53201. The reports will be furnished free of charge.

Q. Who can I call to obtain additional information about this Proxy Statement?

A. If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call the Funds’ proxy information line at 1-833-815-9489. Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern time.

INVESTMENT MANAGERS SERIES TRUST

PROXY STATEMENT

TO SHAREHOLDERS OF THE

VAUGHAN NELSON Emerging Markets Opportunities Fund

VAUGHAN NELSON International Small Cap Fund

The Board of Trustees of Investment Managers Series Trust (the “Trust”) is sending this Proxy Statement to the shareholders of the Vaughan Nelson Emerging Markets Opportunities Fund (the “Emerging Markets Opportunities Fund”) and Vaughan Nelson International Small Cap Fund (the “International Small Cap Fund” and together with the Emerging Markets Opportunities Fund, the “Funds”), each a series of the Trust, in connection with the solicitation of voting instructions for use at a special meeting of shareholders of the Funds (the “Meeting”) for the purposes set forth below and in the accompanying Notice of Special Meeting of Shareholders.

This Proxy Statement is being mailed on or about October 17, 2019, to the shareholders of the Funds of record as of October 8, 2019 (the “Record Date”). As of the Record Date, the following number of shares were issued and outstanding:

Fund	Shares Outstanding & Entitled to Vote (unaudited)
Emerging Markets Opportunities Fund Institutional Class
International Small Cap Fund
Institutional Class
Advisor Class

Information on shareholders who owned beneficially more than 5% of a class of shares of each Fund as of the Record Date is set forth in Appendix A. To the knowledge of the Trust, the executive officers and trustees of the Trust as a group owned less than 1% of the outstanding shares of the Fund and of the Trust as of the Record Date.

Important Notice Regarding Availability of Proxy Materials for the Meeting to be Held on December 6, 2019. This Proxy Statement is available on the Internet at www.proxyvote.com.

INTRODUCTION

Shareholders of the Emerging Markets Opportunities Fund and International Small Cap Fund are being asked to approve the appointment by the Board of Trustees (the “Board”) of Vaughan Nelson Investment Management, L.P. (“Vaughan Nelson”) as the investment adviser to the Funds.

Advisory Research, Inc. (“ARI”) served as investment adviser to each Fund from the Fund’s inception through September 30, 2019. Effective October 1, 2019, Kevin A. Ross and Marco Priani, the portfolio managers for each Fund, became employees of Vaughan Nelson. In anticipation of this move and on the recommendation of ARI, the Board, at a meeting held on September 19, 2019, considered and approved the following, effective October 1, 2019: (i) the termination of the advisory agreement between ARI and the Trust, on behalf of the Funds, and (ii) a new investment advisory agreement between the Trust and Vaughan Nelson (the “New Agreement”), pursuant to which Vaughan Nelson would become investment adviser for each Fund, effective upon shareholder approval.

To provide for continuity in the operation of each Fund, the Board of Trustees has determined that it is appropriate to seek shareholder approval of the New Agreement at a special meeting of shareholders of the Funds (the “Meeting”). Under the New Agreement, Vaughan Nelson will provide investment advisory services to each Fund, subject to the oversight of the Board, under terms that are similar in all material respects to the prior investment advisory agreement. The investment objective and investment strategies for each Fund will remain the same. In addition, the members of the portfolio management team that have managed each Fund since its inception will continue to be members of the portfolio management team.

To avoid disruption of the Funds’ investment management programs, the Board approved an interim advisory agreement between the Trust, on behalf of each Fund, and Vaughan Nelson (the “Interim Agreement”), effective October 1, 2019, under which Vaughan Nelson may provide investment advisory services for each Fund for up to 150 days pending shareholder approval of the New Agreement. The terms of the Interim Agreement are the same as the prior advisory agreement with ARI, except for differences reflecting certain requirements of the Investment Company Act of 1940, as amended (the “1940 Act”), such as the date of execution, duration of the agreement, termination, and compensation conditions. During the term of the Interim Agreement, all investment advisory fees earned by Vaughn Nelson will be held in escrow at the Funds’ custodian pending approval of the New Agreement. If shareholders of a Fund do not approve the New Agreement, Vaughan Nelson will receive for its services provided to such Fund during the period under the Interim Agreement, the lesser of (i) the costs Vaughan Nelson incurred in performing such services (plus interest earned on that amount) or (ii) the amount in the escrow account (plus interest earned).

PROPOSALS 1 and 2: APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT

On September 19, 2019, the Board of Trustees, a majority of whom are not “interested persons” of the Trust as defined in the 1940 Act, approved the New Agreement. A copy of the New Agreement is included as Appendix B to this Proxy Statement, and all references to the New Agreement are qualified by reference to Appendix B.

Consideration of New Agreement

The Board met in person on September 19, 2019, to consider the terms of the New Agreement. At that meeting, the Board reviewed information regarding Vaughan Nelson, which is an SEC-registered investment adviser, and the Funds, including information about Vaughan Nelson’s organization and financial condition; information regarding the background, experience, and compensation structure of relevant Vaughan Nelson personnel who would be providing services to the Funds; information about Vaughan Nelson’s compliance policies and procedures, disaster recovery and contingency planning, and policies with respect to portfolio execution and trading; information regarding the estimated profitability of Vaughan Nelson’s overall relationship with the Funds; reports comparing the performance of each Fund with the returns of its benchmark index and a group of comparable funds (each, a “Peer Group”) selected by Broadridge Financial Solutions, Inc. (“Broadridge”) from Morningstar, Inc.’s relevant fund universe (each, a “Fund Universe”) for various periods ended June 30, 2019; and reports comparing the investment advisory fee and total expenses of each Fund with those of its Peer Group and Fund Universe.

In approving the New Agreement, the Board and the Independent Trustees considered a variety of factors, including those discussed below. In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

The Board noted that no changes to the Funds’ investment objectives and investment strategies were being proposed and that the investment advisory personnel of ARI who provided services to the Funds would continue to do so as employees of Vaughan Nelson. The Board, therefore, believed it was appropriate to consider information included in the meeting materials regarding the performance of each Fund for periods during which ARI served as investment adviser. The Board noted that the materials they reviewed indicated the following:

•	The Emerging Markets Opportunities Fund’s total return for the one-year period was below the Peer Group and Diversified Emerging Markets Fund Universe median returns and the MSCI Emerging Markets SMID Cap Index return by 3.91%, 5.04%, and 1.60%, respectively. The Emerging Markets Opportunities Fund’s annualized total return for the three-year period was below the Peer Group median return by 5.13%, the Fund Universe median return by 5.41%, and the Index return by 3.18%. The Emerging Markets Opportunities Fund’s annualized total return for the five-year period was below the Peer Group median return by 3.69%, the Fund Universe median return by 3.28%, and the Index return by 1.85%. However, the Emerging Markets Opportunities Fund’s returns in 2014 and 2016 were above the returns of the Index, and the Fund’s returns in 2014, 2015 and 2016 were above the median returns of the Fund Universe. The Trustees noted the portfolio managers’ belief that the strong performance of growth stocks relative to value stocks hindered the Emerging Markets Opportunities Fund’s relative performance over the one-, three- and five-year periods. The Trustees also noted the portfolio managers’ explanation that the Emerging Markets Opportunities Fund underperformed the Index during the most recent year primarily due to the Fund’s investments in consumer discretionary stocks. The Trustees also considered the portfolio managers’ confidence in the long-term prospects of the Fund’s holdings.

•	The International Small Cap Fund’s annualized total returns for the one-, three- and five-year periods were above the Peer Group and Foreign Small/Mid Value Fund Universe median returns. The International Small Cap Fund’s annualized total return for the three-year period was above the MSCI EAFE Small Cap Index return, but the Fund’s one- and five-year returns were below the Index returns by 0.53% and 1.52%, respectively. The Trustees noted that in 2018 and 2019 the International Small Cap Fund had a four-star rating from Morningstar.

The Board considered the services to be provided by Vaughan Nelson to the Funds. In doing so, the Board considered Vaughan Nelson’s specific responsibilities in day-to-day management and oversight of the Funds, as well as the qualifications, experience, and responsibilities of the personnel who would be involved in the activities of the Funds. The Board also considered Vaughan Nelson’s indication that it did not anticipate any material changes in the services to be provided to the Funds under the New Agreement compared to the services ARI had provided to the Funds under the previous investment advisory agreement. In addition, the Board considered the overall quality of the organization and operations of Vaughan Nelson, as well as its compliance structure.

The Board considered that no changes to the Funds’ current advisory fees or expense caps were being proposed in connection with approval of the New Agreement. With respect to the advisory fees and expenses paid by the Funds, the meeting materials indicated the following:

•	The Emerging Markets Opportunities Fund’s annual investment advisory fee (gross of fee waivers) was the same as the Peer Group median, but slightly above the Diversified Emerging Markets Fund Universe median by 0.02%. The Trustees noted that the Emerging Markets Opportunities Fund’s advisory fee was greater than the fee Vaughan Nelson proposed to charge to an institutional client to manage separate account assets with similar objectives and policies as the Fund. The Trustees observed, however, that management of mutual fund assets requires compliance with certain requirements under the 1940 Act that do not apply to Vaughan Nelson’s institutional clients.

The annual total expenses paid by the Emerging Markets Opportunities Fund (net of fee waivers) for the Fund’s most recent fiscal year were higher than the Peer Group and Fund Universe medians by 0.09% and 0.19%, respectively. The Trustees noted, however, that the average net assets of the Fund were significantly lower than the average net assets of corresponding classes of funds in the Peer Group and Fund Universe, and that certain of those other funds also had significant assets in other classes.

•	The International Small Cap Fund’s annual investment advisory fee (gross of fee waivers) was the same as the Peer Group and Foreign Small/Mid Value Fund Universe medians. The Trustees considered that Vaughan Nelson does not manage any other accounts with the same objectives and policies as the International Small Cap Fund, and therefore they did not have a good basis for comparing the Fund’s advisory fee with those of other similar client accounts of Vaughan Nelson.

The annual total expenses paid by the International Small Cap Fund (net of fee waivers) for the Fund’s most recent fiscal year were higher than both the Peer Group and Fund Universe medians by 0.01% and 0.11%, respectively. The Trustees noted, however, that the average net assets of the International Small Cap Fund’s class considered by Broadridge were significantly lower than the average net assets of corresponding classes of funds in the Peer Group and Fund Universe, and that certain of those other funds also had significant assets in other classes.

The Board considered information prepared by Vaughan Nelson relating to its estimated costs and profits with respect to each Fund for the upcoming year. The Board noted that Vaughan Nelson anticipated waiving a significant portion of its advisory fees and did not anticipate it would realize a profit with respect to either Fund during the upcoming year.

The Board also considered that the potential benefits received by Vaughan Nelson as a result of Vaughan Nelson’s relationship with the Funds (other than the receipt of its investment advisory fee) would include any research received from broker-dealers providing execution services to the Funds, the beneficial effects from the review by the Trust’s Chief Compliance Officer of Vaughan Nelson’s compliance program, and the intangible benefits of Vaughan Nelson’s association with the Funds generally and any favorable publicity arising in connection with the Funds’ performance. The Board noted that although there were no advisory fee breakpoints, the asset levels of the Funds were not currently likely to lead to significant economies of scale, and that any such economies would be considered in the future as the assets of the Funds grow.

Based on its review, including its consideration of the fact that Vaughan Nelson’s compensation under the proposed New Agreement is the same as the compensation of ARI under the previous investment advisory agreement and that the Funds’ current portfolio managers will continue to manage the Funds, the Board concluded that Vaughan Nelson would have the capabilities, resources and personnel necessary to manage the Funds, and that in light of the services to be provided by Vaughan Nelson to the Funds, the compensation to be paid to it under the New Agreement is fair and reasonable, and that approval of the New Agreement is in the best interest of the Funds and their shareholders.

THE BOARD OF TRUSTEES RECOMMENDS THAT THE SHAREHOLDERS OF EACH FUND APPROVE THE INVESTMENT ADVISORY AGREEMENT BETWEEN THE TRUST AND VAUGHAN NELSON.

Information Regarding Vaughan Nelson

Vaughan Nelson, located at 600 Travis, Suite 6300, Houston, Texas 77002, is an investment adviser registered with the Securities and Exchange Commission (“SEC”). As of June 30, 2019, Vaughan Nelson had approximately $12.3 billion in assets under management. Vaughan Nelson is an affiliate of Natixis Investment Managers, S.A., one of the 15 largest asset management firms in the world with $960.3 billion in assets under management as of March 31, 2019. Vaughan Nelson is controlled by Natixis Investment Managers, L.P. and is also affiliated with Natixis Distribution, L.P., the Funds’ distributor.

Vaughan Nelson manages three equity products, all of which employ the same targeted return investment philosophy: Select (U.S. concentrated all cap), Value Opportunity (small/mid cap) and Small Cap Value. The firm also manages core fixed income, limited maturity and tax-free municipal products. Vaughan Nelson does not provide investment advisory services to any other registered funds that have investment objectives and investment strategies similar to those of the Funds.

The following table shows Vaughan Nelson’s direct owners as well as the principal executive officers and their principal occupations:

Name	Principal Occupation/Title
Vaughan Nelson Investment Management, Inc.	General Partner
Christopher Wallis	Director, Chief Executive Officer and Chief Investment Officer
Steven Psaledakis	President
Richard Faig	Chief Financial Officer and Chief Compliance Officer
Beverly Bearden	Director
David Giunta	Director
James Orfanos	Director

The address for the principal executive officers is 600 Travis, Suite 6300, Houston, Texas 77002.

Terms of the New Advisory Agreement

The terms of the New Agreement with Vaughan Nelson are similar in all material respects to the prior investment advisory agreement with ARI, although the New Agreement clarifies certain terms with respect to the parties’ responsibilities and liability.

If approved by the shareholders of a Fund, the New Agreement would continue in force with respect to the Fund for two years after its effective date, unless sooner terminated as provided in the New Agreement. The New Agreement would continue in force from year to year thereafter with respect to the Funds so long as it is specifically approved at least annually in the manner required by the 1940 Act.

The New Agreement may be terminated with respect to a Fund at any time without payment of any penalty by the Board of Trustees of the Trust or by the vote of a majority of the outstanding voting shares of the Fund, or by Vaughan Nelson, upon 60 days’ written notice. The New Agreement would automatically terminate in the event of its assignment (as defined in the 1940 Act).

Under the New Agreement, as under the prior advisory agreement with ARI, Vaughan Nelson would be entitled to annual fees of 1.00% of the average daily net assets of the Emerging Markets Opportunities Fund and 0.90% of the average daily net assets of the International Small Cap Fund.

Vaughan Nelson also has maintained the same expense limitations for the Funds as ARI. Vaughan Nelson has contractually agreed to waive its management fee and to absorb operating expenses to the extent necessary to limit the Funds’ total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses) to 1.35% of average daily net assets of the Emerging Markets Opportunities Fund’s Institutional Class shares, and 1.30% and 1.15% of the average daily net assets of the International Small Cap Fund’s Advisor Class and Institutional Class shares, respectively. This agreement will remain in effect until February 28, 2021. Vaughan Nelson is permitted to seek reimbursement from a Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full fiscal years after the date of waiver or payment. This reimbursement may be requested from a Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement.

Terms of the Interim Advisory Agreement

The Interim Agreement took effect on October 1, 2019, and will continue in effect with respect to each Fund for a term ending on the earlier of 150 days or such time as shareholders of the Fund approve the New Agreement. The terms of the Interim Agreement are the same as the prior advisory agreement with ARI, except for differences reflecting certain requirements of the 1940 Act, such as the date of execution, duration of the agreement, termination, and compensation conditions. During the term of the Interim Agreement, all investment advisory fees earned by Vaughn Nelson will be held in escrow at the Funds’ custodian pending approval of the New Agreement. If shareholders of a Fund do not approve the New Agreement, Vaughan Nelson will receive for its services provided to such Fund during the period under the Interim Agreement, the lesser of (i) the costs Vaughan Nelson incurred in performing such services (plus interest earned on that amount) or (ii) the amount in the escrow account (plus interest earned).

Information Regarding the Officers and Trustees of the Trust

The Board of Trustee has six trustees, two of whom are “interested persons” of the Trust. The following individuals comprise the Board: Charles H. Miller, Ashley Toomey Rabun, William H. Young, John P. Zader, Eric M. Banhazl (interested Trustee) and Maureen Quill (interested Trustee).

Since September 30, 2017, none of the Trust’s Independent Trustees has had, directly or indirectly, a material interest, material transaction, or material proposed transaction to which ARI or Vaughan Nelson, or any of their parents or subsidiaries, or any subsidiaries of a parent of any such entities, was or is to be a party.

VOTING PROCEDURES

How to Vote

This Proxy is being solicited by the Board of Trustees of the Funds. You can vote by one of the following ways:

•	By Mail: Vote, sign and return the enclosed proxy card(s) in the enclosed self-addressed, postage-paid envelope;

•	By Telephone: Call the number printed on the enclosed proxy card(s);

•	By Internet: Access the website address printed on the enclosed proxy card(s); or

•	In Person: Attend the Meeting as described in the Proxy Statement.

If you vote by Proxy, you can revoke your Proxy by notifying the Secretary of the Trust in writing, or by returning a Proxy with a later date. You also can revoke a Proxy by voting in person at the Meeting. Even if you plan to attend the Meeting and vote in person, please return the enclosed Proxy card. This will help us ensure that an adequate number of shares are present at the Meeting.

Proxy Solicitation

Vaughan Nelson will bear the expenses incurred in connection with preparing this Proxy Statement and the expenses related to the solicitation of proxies. In addition to the solicitation of proxies by mail, officers of the Trust and officers and employees of Broadridge Financial Solutions, Inc. (“Broadridge”), without additional compensation, may solicit proxies in person or by telephone. Broadridge has also been engaged to assist in the solicitation of proxies, at an estimated cost of $15,583.

Quorum and Voting Requirements

For each Fund, the presence in person or by proxy of one third of the outstanding shares of the Fund entitled to vote will constitute a quorum for the transaction of business. All shares represented at the Meeting in person or by proxy, including abstentions, will be counted for purposes of establishing a quorum. If a quorum is not present, sufficient votes are not received by the date of the Meeting, or the holders of shares present in person or by proxy determine to adjourn the Meeting for any other reason, a person named as proxy may propose one or more adjournments from time to time to permit further solicitation of proxies. A majority of the votes cast by shareholders of a Fund present in person or by proxy at the Meeting (whether or not sufficient to constitute a quorum) may adjourn the Meeting. Because the proposal is expected to “affect substantially” a shareholder's rights or privileges, a broker may not vote shares if the broker has not received instructions from beneficial owners or persons entitled to vote, even if the broker has discretionary voting power (i.e., the proposal is non-discretionary). Because the proposal is non-discretionary, the Trust does not expect to receive broker non-votes. Abstentions will be counted for purposes of establishing a quorum but not toward the approval of the proposal. Abstentions will have the effect of votes against the proposal. Abstentions will have no effect on the outcome of a vote on adjournment. Each Fund will count the number of votes cast “for” approval of the New Agreement to determine whether sufficient affirmative votes have been cast.

Approval of the appointment of Vaughan Nelson as investment adviser to each Fund will require the vote of a “majority of the outstanding voting securities” of each Fund as defined in the 1940 Act. This means the lesser of (1) 67% or more of the shares of the Fund present at the Meeting if the owners of more than 50% of the Fund’s shares then outstanding are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Fund entitled to vote at the Meeting.

The approval of the appointment of Vaughan Nelson as investment adviser to a Fund is not dependent upon the approval by shareholders of the other Fund. For example, if shareholders of the Emerging Markets Opportunities Fund approve the appointment of Vaughan Nelson as investment adviser but the shareholders of the International Small Cap Fund do not, the New Agreement for the Emerging Markets Opportunities Fund will be effective for a two-year period. If the appointment of Vaughan Nelson is not approved by a Fund, the Board of Trustees will take appropriate action to ensure continuity of management of the Fund after reviewing the available alternatives, which may include approving another investment adviser or liquidation of such Fund.

GENERAL INFORMATION

The principal executive offices of the Trust are located at 235 West Galena Street, Milwaukee, Wisconsin 53212. MFAC, located at 2220 E. Route 66, Suite 226, Glendora, California 91740, serves as the Trust’s co-administrator, and UMB Fund Services, Inc., located at 235 West Galena Street, Milwaukee, Wisconsin 53212, serves as the Trust’s other co-administrator, transfer agent, and fund accountant. The Funds’ current principal underwriter is IMST Distributors, LLC, located at Three Canal Plaza, Suite 100, Portland, Maine 04101. Effective October 28, 2019, Natixis Distribution, L.P., located at 888 Boylston Street, Suite 800, Boston, Massachusetts 02199-8197, will become the Funds’ principal underwriter. UMB Bank National Association, located at 928 Grand Blvd, 5th Floor, Kansas City, Missouri 64106, serves as the custodian for the portfolio securities, cash and other assets of the Trust. Morgan, Lewis & Bockius, LLP, located at 600 Anton Boulevard, Suite 1800, Costa Mesa, California 92626, serves as counsel to the Trust and the Independent Trustees.

The Trust will furnish, without charge, a copy of the Funds’ most recent annual report and semi-annual report to shareholders upon request. Requests for such reports should be directed to the Vaughan Nelson Funds, P.O. Box 2175, Milwaukee, Wisconsin 53201, or by calling (toll-free) 1-888-665-1414.

Submission of Proposals for Next Meeting of Shareholders

The Funds do not hold shareholder meetings annually. Any shareholder who wishes to submit a proposal to be included in a Fund’s proxy statement and form of proxy card for a Fund’s next meeting of shareholders should send the proposal to the Fund so that it will be received within a reasonable time before the Fund begins to print and mail its proxy materials relating to such meeting.

Delivery of Proxy Statement

Only one copy of this Proxy Statement may be mailed to each household, even if more than one person in the household is a shareholder, unless the Funds have received contrary instructions from one or more of the household’s shareholders. If a shareholder needs an additional copy of this Proxy Statement, would like to receive separate copies in the future, or would like to request delivery of a single copy to shareholders sharing an address, please contact the Funds, c/o UMB Fund Services, Inc., 235 West Galena Street, Milwaukee, Wisconsin 53212, or by calling 1-888-665-1414.

APPENDIX A

Shareholders Owning Beneficially or of Record More than 5%

of the Emerging Markets Opportunities Fund

Shareholder Name and Address	Number of Shares Owned	Percentage of Institutional Class Shares Owned as of October 8, 2019

Shareholders Owning Beneficially or of Record More than 5%

of a Class of the International Small Cap Fund

Shareholder Name and Address	Number of Shares Owned	Percentage of Institutional Class Shares Owned as of October 8, 2019

Shareholder Name and Address	Number of Shares Owned	Percentage of Advisor Class Shares Owned as of October 8, 2019

APPENDIX B

INVESTMENT ADVISORY AGREEMENT
BETWEEN
INVESTMENT MANAGERS SERIES TRUST

AND

VAUGHAN nELSON INVESTMENt MANAGEMENT, L.P.

THIS INVESTMENT ADVISORY AGREEMENT (the “Agreement”), dated as of [ ], 2019, is entered into by and between Investment Managers Series Trust, a Delaware statutory trust (the “Trust”), on behalf of its series listed in Appendix A, as amended from time to time (each a “Fund”), and Vaughan Nelson Investment Management, L.P., a Delaware limited partnership (the “Advisor”).

WHEREAS, the Advisor has agreed to furnish investment advisory services to each Fund, each a series of the Trust, which is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, this Agreement has been approved in accordance with the provisions of the 1940 Act, and the Advisor is willing to furnish such services upon the terms and conditions herein set forth;

NOW, THEREFORE, in consideration of the mutual premises and covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, it is agreed by and between the parties hereto as follows:

1.       In General. The Advisor agrees, all as more fully set forth herein, to act as investment advisor to each Fund with respect to the investment of the Fund’s assets and to supervise and arrange for the purchase of securities for and the sale of securities held in the investment portfolio of the Fund.

2.       Duties and Obligations of the Advisor with Respect to Investment of Assets of Each Fund.

(a)        Subject to the succeeding provisions of this section and subject to the direction and control of the Trust’s Board of Trustees, the Advisor shall (i) act as investment advisor for and supervise and manage the investment and reinvestment of each Fund’s assets and, in connection therewith, have complete discretion in purchasing and selling securities and other assets for the Fund and in voting, exercising consents and exercising all other rights appertaining to such securities and other assets on behalf of the Fund; (ii) supervise the investment program of the Fund and the composition of its investment portfolio; (iii) arrange, subject to the provisions of paragraph 3 hereof, for the purchase and sale of securities and other assets held in the investment portfolio of the Fund; (iv) keep the Trust fully informed with regard to each Fund’s investment performance and investment mandate compliance; and (v) furnish the Trust with such other documents and information as the Trust may from time to time reasonably request.

(b)        In performing its duties under this Section 2 with respect to a Fund, the Advisor may choose to delegate some or all of its duties and obligations under this Agreement to one or more investment sub-advisors. If the Advisor chooses to do so, such delegation may include but is not limited to delegating the voting of proxies relating to the Fund’s portfolio securities in accordance with the proxy voting policies and procedures of such investment sub-advisor; provided, however, that any such delegation shall be pursuant to an agreement with terms agreed upon by the Trust and approved in a manner consistent with the 1940 Act; and provided, further, that no such delegation shall relieve the Advisor from its duties and obligations of management and supervision of the management of the Fund’s assets pursuant to this Agreement and to applicable law. If the Advisor delegates any of its duties and obligations under this Agreement with respect to a Fund to one or more investment sub-advisors, then subject to the requirements of the 1940 Act the Advisor shall have (i) overall supervisory responsibility for the general management and investment of the Fund’s assets; (ii) full discretion to select new or additional investment sub-advisors for the Fund; (iii) full discretion to enter into and materially modify existing sub-advisory agreements with investment sub-advisors; (iv) full discretion to terminate and replace any investment sub-advisor; and (v) full investment discretion to make all determinations with respect to the investment of the Fund’s assets not then managed by an investment sub-advisor. In connection with the Advisor’s responsibilities with respect to any sub-advised Fund, the Advisor shall (i) assess the Fund’s investment focus and investment strategy for each sub-advised portfolio of the Fund; (ii) perform diligence on and monitor the investment performance and adherence to compliance procedures of each investment sub-advisor providing services to the Fund; and (iii) seek to implement decisions with respect to the allocation and reallocation of the Fund’s assets among one or more current or additional investment sub-advisors from time to time, as the Advisor deems appropriate, to enable the Fund to achieve its investment goals. The Advisor shall notify the Trust in writing of any change of control of the Sub-advisor at least 90 days prior to any such changes and any changes in the key personnel who are either the portfolio manager(s) of the Fund or senior management of the Sub-Advisor, and, if the Sub-advisor is a partnership, of any changes in the membership of such partnership, as required by Section 205(a) of the Investment Advisers Act of 1940, as amended (the “Adviser’s Act”). In addition, the Advisor shall monitor compliance by each investment sub-advisor of a Fund with the investment objectives, policies and restrictions of the Fund, and review and periodically report to the Board of Trustees of the Trust on the performance of each investment sub-advisor.

3.       Covenants. In the performance of its duties under this Agreement, the Advisor:

(a)       shall at all times conform to, and act in accordance with, any requirements imposed by: (i) the provisions of the 1940 Act and the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and all applicable Rules and Regulations of the Securities and Exchange Commission (the “SEC”); (ii) any other applicable provision of law; (iii) the provisions of the Agreement and Declaration of Trust and By-Laws of the Trust, as such documents are amended from time to time; (iv) the investment objectives and policies of each Fund as set forth in its Registration Statement on Form N-1A; and (v) compliance policies and procedures of the Trust adopted by the Board of Trustees of the Trust;

(b)       will, with respect to each Fund’s assets not managed by an investment sub-advisor, place orders either directly with the issuer or with any broker or dealer. Subject to the other provisions of this paragraph, in placing orders with brokers and dealers, the Advisor will attempt to obtain the best price and the most favorable execution of its orders. In placing orders, the Advisor will consider the experience and skill of the firm’s securities traders as well as the firm’s financial responsibility and administrative efficiency. Consistent with this obligation, the Advisor may select brokers on the basis of the research, statistical and pricing services they provide to the Fund and other clients of the Advisor. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Advisor hereunder. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Advisor determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Advisor to the Fund and its other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term. In no instance, however, will the Fund’s securities be purchased from or sold to the Advisor, or any affiliated person thereof, except to the extent permitted by the SEC or by applicable law;

(c)       will treat confidentially and as proprietary information of each Fund all records and other information relative to the Fund, and the Fund’s prior, current or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Fund, which approval shall not be unreasonably withheld and may not be withheld when the Advisor may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Fund;

(d)       will maintain errors and omissions insurance in an amount at least equal to that disclosed to the Board of Trustees in connection with its approval of this Agreement, or will provide the Trust with at least 30 days’ advance written notice if the Advisor obtains such insurance in a lesser amount;

(e)       will furnish the Trust and the administrator monthly, quarterly and annual reports concerning portfolio transactions and performance of each Fund in such form as may be mutually agreed upon, and agrees to review each Fund and discuss the management of each Fund. Further, the Advisor will permit all books and records with respect to each Fund to be inspected by the Trust’s co-administrators and permit such compliance inspections by the Trust’s co-administrators as shall be reasonably necessary to permit the co-administrators to satisfy their obligations and respond to the reasonable requests of the Board of Trustees, including, without limitation, portions of all letters received by the Advisor during the term of this Agreement from the staff of the U.S. Securities and Exchange Commission regarding its examination of the activities of the Advisor that are relevant to the management of each Fund; and

(f)       will use its best efforts to assist the Trust and each Fund in implementing the Trust’s disclosure controls and procedures, and will from time to time provide the Trust a written assessment of its compliance policies and procedures that is reasonably acceptable to the Trust to enable the Trust to fulfill its obligations under Rule 38a-1 under the 1940 Act.

4.       Obligations of the Trust.

(a)       The Trust will provide (or cause the Custodian (as defined in Section 5 hereof) to provide) timely information to the Advisor regarding such matters as the composition of assets of each Fund, cash requirements and cash available for investment in each Fund, and all other information as may be reasonably necessary for the Advisor to perform its responsibilities hereunder.

(b)       The Trust will furnish the Advisor a copy of the prospectus and statement of additional information of each Fund and agrees during the continuance of this Agreement to furnish the Advisor copies of any revisions or supplements thereto at, or, if practicable, before the time the revisions or supplements become effective. The Trust agrees to furnish the Advisor with copies of any financial statements or reports made by each Fund to its shareholders, and any further materials or information which the Advisor may reasonably request to enable it to perform its duties under this Agreement.

5.       Custodian. The assets of each Fund shall be maintained in the custody of a custodian as selected by the Trust (or any sub-custodian thereof properly appointed) (the “Custodian”). The Advisor shall have no liability for the acts or omissions of the Custodian, unless such act or omission is taken solely in reliance upon instruction given to the Custodian by a representative of the Advisor properly authorized to give such instruction in accordance with the custody agreement. Any assets added to each Fund shall be delivered directly to the Custodian.

6.       Services Not Exclusive. Nothing in this Agreement shall prevent the Advisor or any officer, employee or affiliate thereof from acting as investment advisor for any other person, firm or corporation, or from engaging in any other lawful activity, and shall not in any way limit or restrict the Advisor or any of its officers, employees or agents from buying, selling or trading any securities for its or their own accounts or for the accounts of others for whom it or they may be acting; provided, however, that the Advisor will undertake no activities which, in its judgment, will adversely affect the performance of its obligations under this Agreement.

7.       Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Advisor hereby agrees that all records which it maintains for each Fund are the property of the Trust and further agrees to surrender promptly to the Trust any such records upon the Trust’s request. The Advisor further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act. Notwithstanding anything in this Agreement to the contrary, and to the extent permitted by applicable law, the Trust will not object to the Advisor maintaining copies of any such records, including the performance records of each Fund, and will not object to the Advisor using such performance records to promote its services to other accounts, including other fund accounts.

8.       Agency Cross and Rule 17a-7 Transactions. From time to time, the Advisor or brokers or dealers affiliated with it may find themselves in a position to buy for certain of their brokerage clients (each an “Account”) securities which the Advisor’s investment advisory clients wish to sell, and to sell for certain of their brokerage clients securities which advisory clients wish to buy. The Advisor or the affiliated broker or dealer cannot participate in this type of transaction (known as a cross transaction) on behalf of an advisory client and retain commissions from one or both parties to the transaction without the advisory client’s consent. This prohibition exists because when the Advisor makes an investment decision on behalf of an advisory client (in contrast to a brokerage client that makes its own investment decisions), and the Advisor or an affiliate is receiving commissions from both sides of the transaction, there is a potential conflicting division of loyalties and responsibilities on the Advisor’s part regarding the advisory client. The SEC has adopted a rule under the Advisers Act which permits the Advisor or its affiliates to participate on behalf of an Account in agency cross transactions if the advisory client has given written consent in advance. By execution of this Agreement, the Trust authorizes the Advisor or its affiliates to participate in agency cross transactions involving an Account, provided that the Advisor agrees that it will not arrange purchases or sales of securities between a Fund and an Account advised by the Advisor unless (a) the purchase or sale is in accordance with applicable law (including Rule17a-7 under the 1940 Act) and the Trust’s policies and procedures, (b) the Advisor determines that the purchase or sale is in the best interests of the Fund, and (c) the Trust’s Board of Trustees has approved these types of transactions. The Trust may revoke its consent at any time by written notice to the Advisor.

9.       Expenses. During the term of this Agreement, each Fund will bear all expenses not expressly assumed by the Advisor incurred in the operation of the Fund and the offering of its shares. Without limiting the generality of the foregoing:

(a)       Each Fund shall pay (i) fees payable to the Advisor pursuant to this Agreement; (ii) the cost (including brokerage commissions, transaction fees or charges, if any) incurred in connection with purchases and sales of the Fund’s portfolio securities and other investments and any losses in connection therewith; (iii) expenses of organizing the Fund; (iv) filing fees and expenses relating to registering and qualifying and maintaining the registration and qualification of the Fund’s shares for sale under federal and state securities laws; (v) the Fund’s share of compensation, fees and reimbursements paid to the Trust’s non-interested Trustees; (vi) fees or expenses of custodians, transfer agents, registrars, independent pricing vendors or other service providers (except sub-advisors); (vii) legal and accounting expenses, including costs for local representation in the Trust’s jurisdiction of organization and fees and expenses of special counsel, if any, for the Trust’s non-interested Trustees; (viii) all federal, state and local taxes (including stamp, excise, income and franchise taxes) and the preparation and filing of all returns and reports in connection therewith; (ix) cost of certificates, if any, and delivery to purchasers; (x) expenses of preparing and filing reports with federal and state regulatory authorities; (xi) the Fund’s share of expenses of shareholders’ meetings, meetings of the Board or any committee thereof, and other meetings of the Trust; (xii) expenses of preparing, printing and distributing proxy statements (unless otherwise agreed to by the Trust and the Advisor); (xiii) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds; (xiv) any costs, expenses or losses arising out of any liability of or claim for damage or other relief asserted against the Fund for violation of any law; (xv) expenses of preparing, typesetting, printing and distributing prospectuses and statements of additional information and any supplements thereto, and reports, statements, notices and dividends to the Fund’s shareholders; (xvi) shareholder servicing fees; (xvii) interest; (xviii) governmental fees; (xix) costs, including interest expenses and loan commitment fees, of borrowing money; (xx) website costs; (xxi) the Fund’s share of compensation, fees and expenses of the Trust’s chief compliance officer and any employees of the Trust; (xxii) audit fees; and (xxiii) the Fund’s share of litigation expenses and any non-recurring or extraordinary expenses as may arise, including, without limitation, expenses relating to the Trust’s obligation to indemnify others; and

(b)       the Advisor shall pay all expenses incurred by it in the performance of its duties under this Agreement, including all costs and expenses of its employees and any overhead incurred in connection with its duties hereunder, and all fees of any sub-advisors.

10.       Compensation of the Advisor. Each Fund agrees to pay to the Advisor and the Advisor agrees to accept as full compensation for all services rendered by the Advisor pursuant to this Agreement, a fee accrued daily and paid monthly in arrears at an annual rate listed in Appendix A with respect to the Fund’s average daily net assets. For any period less than a month during which this Agreement is in effect, the fee shall be prorated according to the proportion which such period bears to a full month of 28, 29, 30 or 31 days, as the case may be. The fee payable to the Advisor under this Agreement will be reduced to the extent required by any expense limitation agreement. The Advisor may voluntarily absorb certain Fund expenses or waive all or a portion of its fee.

11.       Advisor’s Liability. The parties acknowledge that the Trust has engaged third party service providers to assist it in the preparation and maintenance of the Funds’ registration statement and that the Advisor is not responsible for the form or content of such registration statement, except with respect to specific information the Advisor provides to the Trust or such third party service providers expressly for the purpose of inclusion in the registration statement. The Trust shall have responsibility for the accuracy and completeness (and liability for the lack thereof) of the statements in each Fund’s offering materials (including the prospectus, the statement of additional information, and advertising and sales materials), except for information supplied by the Advisor. Except as may otherwise be provided in the 1940 Act or other federal securities laws, the Advisor will not be liable to the Trust, the series or any shareholder of the series for any error of judgment or mistake of law or any loss arising out of any investment or for any loss suffered by Advisor or by the Trust in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on Advisor’s part in the performance of its duties or from reckless disregard by Advisor of its duties under this Agreement.

12.       Duration and Termination. This Agreement shall become effective with respect to each Fund as of the corresponding effective date indicated in Appendix A and, unless sooner terminated with respect to a Fund as provided herein, shall continue in effect for a period of two years as to such Fund. Thereafter, if not terminated, this Agreement shall continue in effect with respect to the Fund for successive periods of 12 months, provided such continuance is specifically approved at least annually by both (a) the vote of a majority of the Trust’s Board of Trustees or the vote of a majority of the outstanding voting securities of the Fund at the time outstanding and entitled to vote, and (b) the vote of a majority of the Trustees who are not parties to this Agreement or interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval. Notwithstanding the foregoing, this Agreement may be terminated by the Trust at any time as to a Fund, without the payment of any penalty, upon giving the Advisor 60 days’ notice (which notice may be waived by the Advisor), provided that such termination by the Trust shall be directed or approved by the vote of a majority of the Trustees of the Trust in office at the time or by the vote of the holders of a majority of the voting securities of the Fund at the time outstanding and entitled to vote, or by the Advisor on 60 days’ written notice (which notice may be waived by the Trust). This Agreement will also immediately terminate in the event of its assignment. (As used in this Agreement, the terms “majority of the outstanding voting securities,” “interested person” and “assignment” shall have the same meanings of such terms in the 1940 Act.)

13.       Notices. Any notice under this Agreement shall be in writing to the other party at such address as the other party may designate from time to time for the receipt of such notice and shall be deemed to be received on the earlier of the date actually received or on the fourth day after the postmark if such notice is mailed first class postage prepaid.

14.       Amendment of this Agreement. This Agreement may only be amended by an instrument in writing signed by the parties hereto. Any amendment of this Agreement shall be subject to the 1940 Act.

15.       Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware for contracts to be performed entirely therein without reference to choice of law principles thereof and in accordance with the applicable provisions of the 1940 Act. Any legal suit, action or proceeding related to, arising out of or concerning this Agreement shall be brought only in the Court of Chancery of the State of Delaware unless the Trust, in its sole discretion, consents in writing to an alternative forum, or if any such action may not be brought in that court, then such action shall be brought in any other court in the State of Delaware with jurisdiction (the “Designated Courts”). Each party (a) consents to jurisdiction in the Designated Courts, (b) waives any objection to venue in either Designated Court, and (c) waives any objection that either Designated Court is an inconvenient forum.

16.       Use of the Names of the Fund. The Advisor has consented to the use by each Fund of the name or identifying word in whole or in part “Vaughan Nelson Investment Management, L.P.” in the name of the Fund. Such consent is conditioned upon the employment of the Advisor as the investment advisor to the Fund. The name or identifying word in whole or in part “Vaughan Nelson Investment Management, L.P.” may be used from time to time in other connections and for other purposes by the Advisor and any of its affiliates. The Advisor may require any Fund to cease using “Vaughan Nelson Investment Management L.P.” in the name of the Fund and in connection with the Fund’s operations if the Fund ceases to employ, for any reason, the Advisor, any successor thereto or any affiliate thereof as investment advisor.

17.       Additional Limitation of Liability. The parties hereto are expressly put on notice that a Certificate of Trust, referring to the Trust’s Agreement and Declaration of Trust (the “Certificate”), is on file with the Secretary of the State of Delaware. The Certificate was executed by a trustee of the Trust on behalf of the Trust as trustee, and not individually, and, as provided in the Trust’s Agreement and Declaration of Trust, the obligations of the Trust are not binding on the Trust’s trustees, officers or shareholders individually but are binding only upon the assets and property of the Trust, or the particular series in question, as the case may be. Further, the liabilities and obligations of any series of the Trust shall be enforceable only against the assets belonging to such series, and not against the assets of any other series.

18.       Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on, and shall inure to the benefit of the parties hereto and their respective successors. This Agreement does not, and is not included to, create any third-party beneficiary or otherwise confer any rights, privileges, claims or remedies upon any shareholder or other person other than the parties and their respective successors and permitted assigns.

19.       Counterparts. This Agreement may be executed in counterparts by the parties hereto, each of which shall constitute an original counterpart, and all of which, together, shall constitute one Agreement.

*** Signature Page Follows ***

IN WITNESS WHEREOF, the parties hereto have caused the foregoing instrument to be executed by their duly authorized officers, all as of the day and the year first above written.

THE TRUST:

INVESTMENT MANAGERS SERIES TRUST on behalf of each Fund

By:
Name:
Title:

THE ADVISOR:

VAUGHAN NELSON INVESTMENT MANAGEMENT, L.P.

By:	Vaughan Nelson Investment Management, Inc.,
its general partner

By:
Name:
Title:

Appendix A

Fund/Class	Advisor Fee	Effective Date
Vaughan Nelson International Small Cap Fund	0.90%	10/1/19
Vaughan Nelson Emerging Markets Opportunities Fund	1.00%	10/1/19

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1- 800- 690- 6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E85514-TBD

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

The Board of Trustees recommends you vote FOR the following proposal:

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature [Joint Owners] Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Proxy Statement is available at www.proxyvote.com.

E85515-TBD

Vaughan Nelson Emerging Markets Opportunity Fund

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned shareholder of the Vaughan Nelson Emerging Markets Opportunity Fund (the "Fund") hereby appoints Sardjono Kadiman, Diane Drake and Joshua Gohr, and each of them, the proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of the fund standing in the name of the undersigned at the close of business on October 8, 2019 at a Special Meeting of Shareholders to be held on December 6, 2019 at the offices of Mutual Fund Administration, LLC, 2220 E. Route 66, Suite 226, Glendora, California 91740 at 11:00 AM PST and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Proxy Statement for the meeting.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1- 800- 690- 6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E85516-TBD

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

The Board of Trustees recommends you vote FOR the following proposal:

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Proxy Statement is available at www.proxyvote.com.

E85517-TBD

Vaughan Nelson International Small Cap Fund

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned shareholder of the Vaughan Nelson International Small Cap Fund (the "Fund") hereby appoints Sardjono Kadiman, Diane Drake and Joshua Gohr, and each of them, the proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of the fund standing in the name of the undersigned at the close of business on October 8, 2019 at a Special Meeting of Shareholders to be held on December 6, 2019 at the offices of Mutual Fund Administration, LLC, 2220 E. Route 66, Suite 226, Glendora, California 91740 at 11:00 AM PST and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Proxy Statement for the meeting.

PLEASE SIGN AND DATE ON THE REVERSE SIDE